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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 30, 1998
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                              MEDFORD BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Massachusetts                    0-23435                 04-3384928
       -------------                    -------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


                  29 High Street, Medford, Massachusetts 02155
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (781) 395-7700
                                                           --------------




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ITEM 5.  OTHER EVENTS.

         Effective April 30, 1998, following stockholder approval, Medford Bancorp, Inc. (the "Company") amended its Amended Articles of Organization by adding a new Article VI(K), which limits the liability of the Company's directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit      Description
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3.1          Amended Articles of Organization of Medford Bancorp, Inc.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDFORD BANCORP, INC.
                                        (Registrant)



Date: May 13, 1998                  By: /s/ Phillip W. Wong
                                        ----------------------------------------
                                        Phillip W. Wong
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit       Description
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3.1           Amended Articles of Organization of Medford Bancorp, Inc.











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